EXHIBIT 32.3

                  CERTIFICATION BY THE CHIEF FINANCIAL OFFICER
                PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT


In connection with the Annual Report of Silgan Holdings Inc. (the "Company") on Form 10-K for the fiscal year ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Annual Report"), I, Anthony J. Allott, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

     (1) The Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Anthony J. Allott
---------------------
Anthony J. Allott
Executive Vice President and Chief Financial Officer

March 15, 2004


A signed original of this written statement required by Section 906 has been provided to Silgan Holdings Inc. and will be retained by Silgan Holdings Inc. and furnished to the Securities and Exchange Commission or its staff upon request.